UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2013

FNBH BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-25752 (Commission File No.)	38-2869722 (IRS Employer Identification No.)

101 East Grand River, Howell, Michigan (Address of Principal Executive Offices)	48843 (Zip Code)

517-546-3150

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01 Regulation FD Disclosure.

Expected Closing of Private Placement Transaction

In Current Reports on Form 8-K filed by the Company on June 14, 2013 and August 8, 2013, the Company disclosed that it had entered into a series of agreements to sell shares of its preferred stock to various investors in a private placement transaction, subject to the satisfaction of certain conditions. The Company believes all conditions to the sale of such securities have been met. As a result, the Company is proceeding to close the private placement transaction described in those Current Reports and anticipates such closing will occur in December 2013.

Additional Information

Investors are cautioned not to make any investment decision regarding the Company's securities based, in whole or in part, on the information disclosed in this Current Report or the likelihood that the Company will raise any minimum amount of proceeds pursuant to the private placement transaction described above.

The Company's sale of securities in the private placement transaction described in this Current Report involves the sale of securities in a private transaction that will not be registered under the Securities Act of 1933. This Current Report does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statement Disclaimer

Any statements in this Current Report that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "expect," "believe," "intend," "estimate," "project," "may" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management's beliefs and assumptions based on information known to the Company's management as of the date of this Current Report and do not purport to speak as of any other date. Forward-looking statements include, but are not limited to, the Company's expectations regarding its ability to close the private placement transaction described above as well as the timing of any such closing. Such statements reflect the view of the Company's management as of this date with respect to future events and are not guarantees of future performance, involve assumptions and are subject to substantial risks and uncertainties, such as the changes in plans, objectives, expectations, and intentions. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include the possibility that one or more investors in the private placement transaction may breach their agreement to purchase securities from the Company, additional enforcement actions that may be taken by the OCC with respect to Bank, the financial performance of the Bank, the continued improvement in the Bank's asset quality metrics, changes in general economic conditions and related credit and market conditions, and the impact of regulatory responses to any of the foregoing. Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions, or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this Current Report or in any documents, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNBH BANCORP, INC.

Dated: November 22, 2013	/s/ Ronald Long
By: Ronald Long Its: Chief Executive Officer

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